Exhibit 4.9

Horizon Bancorp, Inc.
as Issuer

and

[Trustee]
as Trustee

Senior Indenture

Dated as of _______________, 202__

Horizon Bancorp, Inc.
Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939

Trust Indenture Act Section	Indenture Section
Section 3.10(a)(1)	6.9
(a)(2)	6.9
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(b)	6.8
Section 3.11(a)	6.13
(b)	6.13
Section 3.12(a)	7.1, 7.2
(b)	7.2
(c)	7.2
Section 3.13(a)	7.3, 13.1
(b)	7.3, 13.1
(c)	7.3
(d)	7.3
Section 3.14(a)	7.4
(a)(4)	1.1
(b)	14.1
(c)	14.1
(c)(1)	1.2, 13.1
(c)(2)	1.2
(c)(3)	Not Applicable
(d)	13.1
(e)	1.2
Section 3.15(a)	6.1
(b)	6.2
(c)	6.1
(d)	6.1
(e)	5.13
Section 3.16(a)	1.1
(a)(1)(A)	5.2, 5.11
(a)(1)(B)	5.12
(a)(2)	Not Applicable
(b)	Not Applicable
(c)	1.4
Section 3.17(a)(1)	5.3
(a)(2)	5.4
(b)	10.3
Section 3.18(a)	1.7
__________________________________
   Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

i

Senior Indenture, dated as of _______________, 202__, between Horizon Bancorp, Inc., a corporation duly organized and existing under the laws of the State of Indiana with its principal place of business located at 515 Franklin Street, Michigan City, Indiana 46360 (herein called the “Company”), and [Trustee], as trustee under this Indenture (herein called the “Trustee”).
Recitals of the Company
The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior secured or unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”) to be issued in one or more series as in this Indenture provided.
All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms have been done.
Now, Therefore, This Indenture Witnesseth:
For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:
Article 1.          Definitions and Other Provisions of General Application
Section 1.1 Definitions.  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a)          the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(b)          all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
(c)          all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;
(d)          unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture;
(e)          the words “herein”, “hereof”, “hereto” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;
(f)          references to agreements and other instruments include subsequent amendments and supplements thereto;
(g)          when used with respect to any Security, the words “convert”, “converted” and “conversion” are intended to refer to the right of the Holder or the Company to convert or exchange such Security into or for securities or other property in accordance with such terms, if any, as may hereafter be specified for such Security as contemplated by Section 3.1, and these words are not intended to refer to any right of the Holder or the Company to exchange such Security for other Securities of the same series and like tenor pursuant to Section 3.4, Section 3.5, Section 3.6, Section 9.6 or Section 11.7 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be converted mean such terms as may be specified for such Security as contemplated in Section 3.1; and
(h)          unless the context otherwise requires, any reference to “duly provided for” and other words of similar import with respect to any amount or property required to be paid or delivered, as applicable, shall include, without limitation, having made such amount or property available for payment or delivery.
“Act”, when used with respect to any Holder, has the meaning specified in Section 1.4.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Applicable Procedures” of a Depositary means, with respect to any matter at any time, the policies and procedures of such Depositary, if any, that are applicable to such matter at such time.
“Authenticating Agent” means, when used with respect to Securities of any series, any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of such series.
“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.
“Board Resolution” means a copy of a resolution certified by an Officer of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Securities and the forms and terms thereof), such action may be taken by any officer or employee of the Company authorized to take such action by the Board of Directors as evidenced by a Board Resolution.
“Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close; provided that, when used with respect to any Security, “Business Day” may have such other meaning, if any, as may be specified for such Security as contemplated by Section 3.1.
“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
“Company Request” or “Company Order” means a written request or order signed in the name of the Company by any Officer of the Company, or any other officer or officers of the

Company designated in writing by or pursuant to authority of the Board of Directors and delivered to the Trustee from time to time.
“Corporate Trust Office” means the designated office of the Trustee in ____________________ at which at any particular time its corporate trust business shall be administered and which, at the date hereof, is located at _________________________________, Attention: ____________________ or at such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee.
“corporation” means a corporation, association, company (including a limited liability company), joint-stock company, business trust or other similar entity.
“Covenant Defeasance” has the meaning specified in Section 12.3.
“Defaulted Interest” has the meaning specified in Section 3.7.
“Defeasance” has the meaning specified in Section 12.2.
“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency that is designated to act as depositary for such Securities as contemplated by Section 3.1.
“DTC” has the meaning specified in Section 1.4.
“Event of Default” has the meaning specified in Section 5.1.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any statute successor thereto, in each case as amended from time to time.
“Expiration Date” has the meaning specified in Section 1.4.
“GAAP” means, at any time, (a) generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession in the United States or (b) if at such time the Company is required to prepare its financial statements for reports filed with the Commission under Section 13 or 15(d) of the Exchange Act pursuant to standards other than those specified in clause (a) (which may include International Financial Reporting Standards), such other standards, in each case which are in effect at such time.
“Global Security” means a Security that evidences all or part of the Securities of any series.
“Holder” means a Person in whose name a Security is registered in the Security Register.
“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of any particular series or specific Securities within a series established as contemplated by Section 3.1.

“interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided (as extended or deferred), whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
“Notice of Default” means a written notice of the kind specified in Section 5.1(c).
“Officer” means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, a Vice President, the Treasurer, the Assistant Treasurer, the Secretary or an Assistant Secretary of the Company.
“Officer’s Certificate” means a certificate signed by any Officer of the Company, or any other officer or officers of the Company designated in a writing by or pursuant to authority of the Board of Directors and delivered to the Trustee from time to time.
“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company.
“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.
“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(a)          Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;
(b)          Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
(c)          Securities as to which Defeasance has been effected pursuant to Section 12.2;
(d)          Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company; and
(e)          Securities as to which any property deliverable upon conversion thereof has been delivered (or such delivery has been duly provided for), or as to which any other particular conditions have been satisfied, in each case as may be provided for such Securities as contemplated in Section 3.1;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (i) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.2, (ii) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.1, (iii) the principal amount of a Security denominated in one or more foreign currencies, composite currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.1, of the principal amount of such Security (or, in the case of a Security described in clause (i) or (ii) above, of the amount determined as provided in such clause), and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee of such Securities is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.
“Paying Agent” means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.
“Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.
“Place of Payment”, when used with respect to the Securities of any series and subject to Section 10.2, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.
“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or wrongfully taken Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or wrongfully taken Security.
“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.
“Responsible Officer”, when used with respect to the Trustee, means any officer of the Trustee within the corporate trust department, including any Vice President, assistant secretary, assistant treasurer, assistant cashier, trust officer, assistant trust officer or assistant controller assigned to the Corporate Trust Office, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject, and who, in each case, shall have direct responsibility for the administration of this Indenture.
“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
“Securities Act” means the Securities Act of 1933, as amended, and any statute successor thereto, in each case as amended from time to time.
“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.5.
“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.
“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
“Subsidiary” means any Person a majority of the combined voting power of the total outstanding ownership interests in which is, at the time of determination, beneficially owned or held, directly or indirectly, by the Company or one or more other Subsidiaries. For this purpose, “voting power” means power to vote in an ordinary election of directors (or, in the case of a Person that is not a corporation, ordinarily to appoint or approve the appointment of Persons holding similar positions), whether at all times or only as long as no senior class of ownership interests has such voting power by reason of any contingency.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.
“Uniform Commercial Code” means the Uniform Commercial Code in effect in the State of New York, as amended from time to time.
“U.S. Government Obligation” has the meaning specified in Section 12.4.
“Vice President”, when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
Section 1.2 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act; provided, however, that no such opinion shall be required in connection with the issuance of Securities that are part of any series as to which such an opinion has been previously furnished. Each such certificate or opinion shall be given in the form of an Officer’s Certificate, if to be given by an Officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(a)          a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(b)          a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(c)          a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)          a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
Section 1.3 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4 Acts of Holders; Record Dates.  Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

Without limiting the generality of this Section, unless otherwise provided in or pursuant to this Indenture, (a) a Holder, including a Depositary or its nominee that is a Holder of a Global Security, may give, make or take, by an agent or agents duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in or pursuant to this Indenture to be given, made or taken by Holders, and a Depositary or its nominee that is a Holder of a Global Security may duly appoint in writing as its agent or agents members of, or participants in, such Depositary holding interests in such Global Security in the records of such Depositary; and (b) with respect to any Global Security the Depositary for which is The Depository Trust Company (“DTC”), any consent or other action given, made or taken by an “agent member” of DTC by electronic means in accordance with the Applicable Procedures of, and pursuant to authorization by, DTC shall be deemed to constitute the “Act” of the Holder of such Global Security, and such Act shall be deemed to have been delivered to the Company and the Trustee upon the delivery by DTC of an “agent’s message” or other notice of such consent or other action having been so given, made or taken in accordance with the Applicable Procedures of DTC.
The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
The ownership of Securities shall be proved by the Security Register.
Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving, making or taking of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to give, make or take the relevant action, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless given, made or taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action given, made or taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is given, made or taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.5 and Section 1.6.
The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving, making or taking of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b) or (iv) any direction referred to in Section 5.11, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to give, make or take such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless given, made or taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action given, made or taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is given, made or taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.5 and Section 1.6.
With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date to an earlier day as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.
Without limiting the foregoing, a Holder entitled hereunder to give, make or take any action hereunder with regard to any particular Security may do so, in person or by an agent duly appointed in writing, with regard to all or any part of the principal amount of such Security.
Section 1.5 Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be by facsimile or electronic transmission) to or with the Trustee at _______________________________________, Attention: _______________, facsimile: _______________ or any other address previously furnished in writing to the Company and the

Holders by the Trustee or (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first- class postage prepaid, to the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.
Section 1.6 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if delivered electronically in accordance with the Applicable Procedures or in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
Where this Indenture provides for notice of any event to a Holder of a Global Security, such notice shall be sufficiently given if given to the Depositary for such Security (or its designee), pursuant to its Applicable Procedures, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.
Section 1.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.
Section 1.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 1.9 Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
Section 1.10 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 1.11 Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture, except as may otherwise be provided pursuant to Section 3.1 with respect to any Securities of a particular series or under this Indenture with respect to such Securities.

Section 1.12 Governing Law. This Indenture and the Securities and the rights and obligations of the parties hereto and thereto, including the interpretation, construction, validity and enforceability thereof, shall be governed by and construed and interpreted in accordance with the law of the State of New York, without regard to conflicts of laws principles thereof.
Section 1.13 Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Maturity of any Security, or any date on which a Holder has the right to convert his Security, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any), or conversion of such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Maturity, or on such date for conversion, as the case may be.
Section 1.14 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret any other indenture, loan or other agreement of the Company or any Subsidiaries of any thereof or of any other Person. Any such indenture, loan or other agreement may not be used to interpret this Indenture.
Section 1.15 No Personal Liability of Directors, Officers, Employees and Stockholders. No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, will have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. The waiver may not be effective to waive liabilities under the federal securities laws.
Section 1.16 Language of Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver, other action or Act provided or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.
Section 1.17 Force Majeure. Subject to Section 6.1, in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
Section 1.18 Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE.
Section 1.19 U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.
Article 2.          Security Forms
Section 2.1 Forms Generally. The Securities of each series shall be in such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto and with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.
Section 2.2 Form of Trustee’s Certificate of Authentication. The Trustee’s certificates of authentication shall be in substantially the following form:
This is one of the Securities of the series designated herein and referred to in the within‑mentioned Indenture.

[Trustee], as Trustee

Dated:	By:
Authorized Signatory

Article 3.          The Securities
Section 3.1 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:
(a)          the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);
(b)          any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, Section 3.5, Section 3.6, Section 9.6 or Section 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);
(c)          the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor

Securities) is registered at the close of business on the Regular Record Date for such interest;
(d)          the date or dates on which the principal of any Securities of the series is payable;
(e)          the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;
(f)          the place or places where the principal of and any premium and interest on any Securities of the series shall be payable and the manner in which any payment may be made;
(g)          the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;
(h)          the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
(i)          if other than denominations of $1,000 and any multiple thereof, the denominations in which any Securities of the series shall be issuable;
(j)          if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;
(k)          if other than the currency of the United States of America, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for the purposes of making payment in the currency of the United States of America and applying the definition of “Outstanding” in Section 1.1;
(l)          if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies, composite currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);
(m)          if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

(n)          if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);
(o)          if applicable, that the Securities of the series, in whole or any specified part, shall not be defeasible pursuant to Section 12.2 or Section 12.3 or both such Sections, and, if such Securities may be defeased, in whole or in part, pursuant to either or both such Sections, any provisions to permit a pledge of obligations other than U.S. Government Obligations (or the establishment of other arrangements) to satisfy the requirements of Section 12.4(a) for defeasance of such Securities and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;
(p)          if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security, any addition to, elimination of or other change in the circumstances set forth in clause (b) of the penultimate paragraph of Section 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers of any such Global Security;
(q)          any addition to, elimination of or other change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.2;
(r)          any addition to, elimination of or other change in the covenants set forth in Article 10 which applies to Securities of the series;
(s)          any provisions necessary to permit or facilitate the issuance, payment or conversion of any Securities of the series that may be converted into securities or other property other than Securities of the same series and of like tenor, whether in addition to, or in lieu of, any payment of principal or other amount and whether at the option of the Company or otherwise;
(t)          if applicable, that Persons other than those specified in Section 1.11 shall have such benefits, rights, remedies and claims with respect to any Securities of the series or under this Indenture with respect to such Securities, as and to the extent provided for such Securities;
(u)          any change in the actions permitted or required under this Indenture to be taken by or on behalf of the Holders of the Securities of the series, including any such change that permits or requires any or all such actions to be taken by or on behalf of the

Holders of any specific Securities of the series rather than or in addition to the Holders of all Securities of the series;
(v)          any provisions for subordination of any Securities of the series to other indebtedness of the Company (including Securities of other series);
(w)          if the Securities of the series are to be guaranteed, the names of the guarantors of the Securities of the series and the terms of the guarantees of the securities of the series;
(x)          whether the Securities of such series are to be secured by any property, assets or other collateral and, if so, the applicable collateral, any deletions from, or modifications or additions to, the provisions of Article 13 hereof or any other provisions of this Indenture in connection therewith or in connection with any other instrument or agreement entered into in connection therewith; and
(y)          any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(g)).
All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officer’s Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided pursuant to this Section 3.1 for any series, after issuance of Securities of such series, such series may be reopened for issuances of additional Securities of that series.
The terms of any Security of a series may differ from the terms of other Securities of the same series, if and to the extent provided pursuant to this Section 3.1. The matters referenced in any or all of clauses (a) through (y) above may be established and set forth or determined as aforesaid with respect to all or any specific Securities of a series (in each case to the extent permitted by the Trust Indenture Act).
If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series.
Section 3.2 Denominations. The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.
Section 3.3 Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, President or a Vice President of the Company (or any other officer of the Company designated in writing by or pursuant to authority of the Board of Directors and delivered to the Trustee from time to time). The signature of any of these officers on the Securities may be manual, facsimile or electronic.
Securities endorsed thereon bearing the manual, facsimile or electronic signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Section 2.1 and Section 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,
(a)          if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture; and
(b)          if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture.
If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.
Each Security shall be dated as of the date of its authentication.
No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
Section 3.4 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.
Section 3.5 Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at each office or agency of the Company designated as a Place of Payment pursuant to the first paragraph of Section 10.2 a register (the register maintained in each such office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. [Each such office or agency] is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.
Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.
At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, which the Holder making the exchange is entitled to receive.
All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.
No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, Section 9.6 or Section 11.7 not involving any transfer.
If the Securities of any series (or of any series and specified tenor) are to be redeemed in whole or in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any such Securities under Section 11.3 and ending at the close of business on the day of such mailing (or during such period as otherwise specified pursuant to Section 3.1 for such Securities), or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.
The provisions of clauses (a), (b), (c) and (d) below shall apply only to Global Securities:
(a)          Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.
(b)          Notwithstanding any other provision in this Indenture, and subject to such applicable provisions, if any, as may be specified as contemplated by Section 3.1, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary has notified the Company that it (A) is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered under the Exchange Act, or (ii) the Company has executed and delivered to the Trustee a Company Order stating that such Global Security shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall promptly be effected by the Trustee). If the Company receives a notice of the kind specified in clause (i) above or has delivered a Company Order of the kind specified in clause (ii) above, it may, in its sole discretion, designate a successor Depositary for such Global Security within 90 days after receiving such notice or delivery of such order, as the case may be. If the Company designates a successor Depositary as aforesaid, such Global Security shall promptly be exchanged in whole for one or more other Global Securities registered in the name of the successor Depositary, whereupon such designated successor shall be the Depositary for such successor Global Security or Global Securities and the provisions of clauses (a), (b), (c) and (d) of this provision shall continue to apply thereto.
(c)          Subject to clause (b) above and to such applicable provisions, if any, as may be specified as contemplated by Section 3.1, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.
(d)          Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.4, Section 3.6, Section 9.6 or Section 11.7 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.
Every Person who takes or holds any beneficial interest in a Global Security agrees that:
(i)          the Company and the Trustee may deal with the Depositary as sole owner of the Global Security and as the authorized representative of such Person;

(ii)          such Person’s rights in the Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such Person and the Depositary and/or direct and indirect participants of the Depositary;
(iii)          the Depositary and its participants make book-entry transfers of beneficial ownership among, and receive and transmit distributions of principal and interest on the Global Securities to, such Persons in accordance with the Applicable Procedures of the Depositary; and
(iv)          none of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Section 3.6 Mutilated, Destroyed, Lost and Wrongfully Taken Securities. If (a) any mutilated Security is surrendered to the Trustee or (b) both (i) there shall be delivered to the Company and the Trustee (A) a claim by a Holder as to the destruction, loss or wrongful taking of any Security of such Holder and a request thereby for a new replacement Security of the same series, and (B) such indemnity bond as may be required by them to save each of them and any agent of either of them harmless and (ii) such other reasonable requirements as may be imposed by the Company as permitted by Section 8‑405 of the Uniform Commercial Code have been satisfied, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a “protected purchaser” within the meaning of Section 8‑405 of the Uniform Commercial Code, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or wrongfully taken Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding. In case any such mutilated, destroyed, lost or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or wrongfully taken Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or wrongfully taken Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities.
Section 3.7 Payment of Interest; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 3.1 with respect to any Securities of a series, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest (or, if no business is conducted by the Trustee at its Corporate Trust Office on such date, at 5:00 P.M. New York City time on such date).
Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:
(a)          The Company may elect to make payment of any Defaulted Interest payable on any Securities of a series to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each of such Securities and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of such Securities in the manner set forth in Section 1.6, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).
(b)          The Company may make payment of any Defaulted Interest on any Securities of a series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.
Except as may otherwise be provided in this Section 3.7 or as contemplated in Section 3.1 with respect to any Securities of a series, the Person to whom interest shall be payable on any Security that first becomes payable on a day that is not an Interest Payment Date shall be the Holder of such Security on the day such interest is paid.
Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.
Notwithstanding the foregoing, the terms of any Security that may be converted may provide that the provisions of this paragraph do not apply, or apply with such additions, changes or omissions as may be provided thereby, to such Security.
Section 3.8 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company and the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
Section 3.9 Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with the Trustee’s customary procedures.
Section 3.10 Computation of Interest. Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30‑day months.
Section 3.11 CUSIP Numbers. The Company in issuing the Securities may use CUSIP numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities. Any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP numbers.
Article 4.          Satisfaction and Discharge
Section 4.1 Satisfaction and Discharge of Indenture. Except as otherwise provided for pursuant to Section 3.1 with respect to the Securities or any series thereof, this Indenture shall upon Company Request cease to be of further effect with respect to the Securities of any series and any guarantees of such Securities (except as to any surviving rights of conversion, registration of transfer or exchange of any such Security expressly provided for herein or in the terms of such Security and rights to receive payments of principal of, and premium (if any), and interest on such Securities), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when
(a)          Either:
(i)          all such Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or wrongfully taken and which have been replaced or paid as provided in Section 3.6, and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or
(ii)          all such Securities not theretofore delivered to the Trustee for cancellation
(A)          have become due and payable by reason of the making of a notice of redemption or otherwise, or
(B)          will become due and payable at their Stated Maturity within one year, or
(C)          if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;
and the Company, in the case of (A), (B) or (C) directly above, has deposited or caused to be deposited with the Trustee or Paying Agent as trust funds in trust for such purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
(b)          the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and
(c)          the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture with respect to Securities of any series, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.14, and, if money shall have been deposited with the Trustee pursuant to subclause (a)(i)(B) of this Section with respect to such

Securities, and the obligations of the Trustee under Section 4.2, Section 6.6 and the last paragraph of Section 10.3 with respect to such Securities shall survive such satisfaction and discharge.
Section 4.2 Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 with respect to Securities of any series shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request, to the extent originally deposited by the Company. The Company may direct by a Company Order the investment of any money deposited with the Trustee pursuant to Section 4.1, without distinction between principal and income, in (a) United States Treasury Securities with a maturity of one year or less or (b) a money market fund that invests solely in short term United States Treasury Securities and from time to time the Company may direct the reinvestment of all or a portion of such money in other securities or funds meeting the criteria specified in clause (a) or (b) of this sentence.
Article 5.          Remedies
Section 5.1 Events of Default.  Except as may otherwise be provided pursuant to Section 3.1 for all or any specific Securities of any series, “Event of Default,” wherever used herein with respect to the Securities of that series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)          default in the payment of any interest upon any Security of that series when it becomes due and payable (as extended or deferred), and continuance of such default for a period of 30 days; or
(b)          default in the payment of the principal of, any premium or sinking fund payment, if any, on any Security of that series at its Maturity; or
(c)          default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 30% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied within a specified time after receipt of such notice and stating that such notice is a “Notice of Default” hereunder; or
(d)          the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days (provided that, if any Person becomes the successor to the Company pursuant to Article 8 and such Person is organized and validly existing under the law of a jurisdiction outside the United States, each reference in this clause (d) to an applicable Federal or State law of a particular kind shall be deemed to refer to such law or any applicable comparable law of such non-U.S. jurisdiction, for as long as such Person is the successor to the Company hereunder and is so organized and existing); or
(e)          the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action (provided that, if any Person becomes the successor to the Company pursuant to Article 8 and such Person is organized and validly existing under the law of a jurisdiction outside the United States, each reference in this clause (e) to an applicable Federal or State law of a particular kind shall be deemed to refer to such law or any applicable comparable law of such non-U.S. jurisdiction, for as long as such Person is the successor to the Company hereunder and is so organized and existing); or
(f)          any other Event of Default provided with respect to Securities of that series in accordance with Section 3.1.
Section 5.2 Acceleration of Maturity; Rescission and Annulment. Except as may otherwise be provided pursuant to Section 3.1 for all or any specific Securities of any series, if an Event of Default (other than an Event of Default specified in Section 5.1(d) or Section 5.1(e)) with respect to Securities of that series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 30% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Except as may otherwise be provided pursuant to Section 3.1 for all or any specific Securities of any series, if an Event of Default specified in Section 5.1(d) or Section 5.1(e) with respect to Securities of that series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.
Except as may otherwise be provided pursuant to Section 3.1 for all or any specific Securities of any series, at any time after such a declaration of acceleration with respect to Securities of that series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:
(a)          the Company has paid or deposited with the Trustee a sum sufficient to pay:
(i)          all overdue interest on all Securities of that series;
(ii)          the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities;
(iii)          to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and
(iv)          all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and
(b)          all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.12.
No such rescission shall affect any subsequent default or impair any right consequent thereon.
Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:
(a)          default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
(b)          default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
Section 5.4 Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company or any other obligor upon the Securities, their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. The Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.
No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
Section 5.5 Trustee May Enforce Claims without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
Section 5.6 Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
First: To the payment of all amounts due the Trustee under Section 6.7;
Second: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and
Third: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.
Section 5.7 Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(a)          such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
(b)          the Holders of not less than 30% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(c)          such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the losses, expenses and liabilities to be incurred in compliance with such request;
(d)          the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
(e)          no direction inconsistent with such written request has been given to the Trustee during such 60‑day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.
Section 5.8 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
Section 5.9 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 5.10 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
Section 5.11 Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(a)          such direction shall not be in conflict with any rule of law or with this Indenture;
(b)          the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and
(c)          subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability.
Section 5.12 Waiver of Past Defaults. Except as may otherwise be provided pursuant to Section 3.1 for all or any specific Securities of any series, the Holders of not less than a majority in principal amount (including waivers obtained in connection with a purchase of, or tender offer or exchange offer for, Securities) of the Outstanding Securities of any series to be affected under this Indenture may by notice to the Trustee on behalf of the Holders of all the Securities of such series waive any existing default and its consequences hereunder with respect to such series and its consequences, except a default
(a)          in the payment of the principal of or any premium or interest on any Security of such series, or
(b)          in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
Upon any such waiver with respect to any series, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, with respect to such series for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. A waiver of any past default and its consequences given by or on behalf of any Holder of Securities in connection with a purchase of, or tender or exchange offer for, such Holder’s Securities will not be rendered invalid by such purchase, tender or exchange.
Section 5.13 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorneys’ fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or, if applicable, in any suit for the enforcement of the right to convert any Security in accordance with its terms.
Section 5.14 Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Article 6.          The Trustee

Section 6.1 Certain Duties and Responsibilities.
(a)          Except during the continuance of an Event of Default,
(i)          the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and as are provided by the Trust Indenture Act, and, except for implied covenants or obligations under the Trust Indenture Act, no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(ii)          in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
(b)          In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
(c)          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
(i)          this Subsection shall not be construed to limit the effect of the first paragraph of this Section;
(ii)          the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
(iii)          the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.11, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and
(iv)          no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(d)          Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2 Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.1(c) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.
Section 6.3 Certain Rights of Trustee. Subject to the provisions of Section 6.1:
(a)          the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)          any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;
(c)          whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, conclusively rely upon, an Officer’s Certificate;
(d)          the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e)          the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f)          the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;
(g)          the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and shall not be responsible for the supervision of officers and employees of such agents or attorneys;

(h)          the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;
(i)          the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
(j)          the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and
(k)          the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.
Section 6.4 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
Section 6.5 May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 6.8 and Section 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
Section 6.6 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.
Section 6.7 Compensation and Reimbursement.
The Company agrees:
(a)          to pay to the Trustee from time to time such compensation as the Company and Trustee shall agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
(b)          except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

(c)          to indemnify each of the Trustee or any predecessor Trustee and its officers, directors, agents and employees for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes based upon, measured by or determined by the earnings or income of the Trustee) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.
As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Securities.
Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.
The provisions of this Section shall survive the termination of this Indenture.
Section 6.8 Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such conflict of interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.
Section 6.9 Corporate Trustee Required; Eligibility. There shall at all times be one (and only one) trustee hereunder with respect to the Securities of each series, which may be trustee hereunder for Securities of one or more other series. Each trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the continental United States of America. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
Section 6.10 Resignation and Removal; Appointment of Successor. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.
The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the

Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
If at any time:
(a)          the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
(b)          the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or
(c)          the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or subject to Section 5.13, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.
Section 6.11 Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
Section 6.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
Section 6.13 Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).
Section 6.14 Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to any series of Securities which shall be authorized to act on behalf of the Trustee to authenticate the Securities of such series issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 3.6, and Securities of such series so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities of such series by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent so appointed with respect to such series and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent so appointed with respect to such series. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee, the Company, the Authenticating Agent or such successor corporation. An

Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent with respect to any series of Securities which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of such series in the manner provided in Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.
If an appointment is made pursuant to this Section with respect to Securities of any series, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:
This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

[Trustee], as Trustee

By:
As Authenticating Agent

By:
Authorized Signatory

Article 7.          Holders’ Lists and Reports by Trustee and Company
Section 7.1 Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee
(a)          semi-annually, not later than ____________________ and ____________________ in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the immediately preceding ___________________ or ____________________ as the case may be, and
(b)          at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;
excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.
Section 7.2 Preservation of Information; Communications to Holders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.
The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.
Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither of the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.
Section 7.3 Reports by Trustee. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.
Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than ____________________ and shall be dated as of ____________________ in each calendar year, commencing in 202__.
A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange and of any delisting thereof.
Section 7.4 Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act, if any, at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act need not be filed with the Trustee until the 15th day after the same are actually filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the compliance by the Company with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).
Article 8.          Consolidation, Merger, Conveyance, Transfer or Lease
Section 8.1 Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or sell, convey, transfer or lease all or substantially all its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:
(a)          in case the Company shall consolidate with or merge into another Person or sell, convey, transfer or lease all or substantially all its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale, conveyance or transfer, or which leases, all or substantially all the properties and assets of the Company shall be organized and validly existing under the laws of the United States, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and, for each Security that by its terms provides for conversion, shall have provided for the right to convert such Security in accordance with its terms;
(b)          immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
(c)          the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
Section 8.2 Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.
Article 9.          Supplemental Indentures
Section 9.1 Supplemental Indentures without Consent of Holders. Except as may otherwise be provided pursuant to Section 3.1 for all or any specific Securities of any series, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
(a)          to cure any ambiguity or omission, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or
(b)          to comply with Article 8; or
(c)          to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, as the case may be; or
(d)          to add to the covenants of the Company for the benefit of the Holders of all or any Securities of any series (and if such covenants are to be for the benefit of less than all Securities of such series, stating that such covenants are expressly being included solely for the benefit of such Securities within such series) or to surrender any right or power herein conferred upon the Company with regard to all or any Securities of any series (and if any such surrender is to be made with regard to less than all Securities of such series, stating that such surrender is expressly being made solely with regard to such Securities within such series); or
(e)          to add any additional Events of Default for the benefit of the Holders of all or any Securities of any series (and if such additional Events of Default are to be for the benefit of less than all Securities of such series, stating that such additional Events of Default are expressly being included solely for the benefit of such Securities within such series); or
(f)          to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in definitive form, or to permit or facilitate the issuance of Securities in uncertificated form; or
(g)          to add to, change or eliminate any of the provisions of this Indenture in respect of all or any Securities of any series (and if such addition, change or elimination is to apply with respect to less than all Securities of such series stating that it is expressly being made to apply solely with respect to such Securities within such series), provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision, or (ii) shall become effective only when there is no such Security Outstanding; or
(h)          to secure the Securities; or
(i)          to establish the form or terms of all or any Securities of any series as permitted by Section 2.1 and Section 3.1; or
(j)          to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or
(k)          to add to or change any of the provisions of this Indenture with respect to any Securities that by their terms may be converted into securities or other property other than Securities of the same series and of like tenor, in order to permit or facilitate the issuance, payment or conversion of such Securities; or
(l)          to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act; or
(m)          to make any amendment to the provisions of this Indenture relating to the transfer and legending of Securities; provided, however, that (i) compliance with this Indenture as so amended would not result in Securities being transferred in violation of the Securities Act or any other applicable securities law, and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer Securities; or
(n)          to add any Person as a guarantor under this Indenture, to add guarantees in respect of any Securities under this Indenture, or to evidence the release and discharge of any guarantor from its obligation under its guarantees of any Securities and its obligations under this Indenture in respect of any Securities in accordance with the terms of this Indentures; or
(o)          to make any other change to this Indenture that does not adversely affect the rights of the Holders of Securities of any series in any material respect.
The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
Section 9.2 Supplemental Indentures with Consent of Holders. Except as may otherwise be provided pursuant to Section 3.1 for all or any specific Securities of any series, with the consent of the Holders of a majority in principal amount (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities) of the Outstanding Securities of all series affected by such supplemental indenture (considered together as one class for this purpose and such affected Securities potentially being Securities of the same or different series and, with respect to any series, potentially comprising fewer than all the Securities of such series), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities),
(a)          change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or
(b)          permit the Company to redeem any Security if, absent such supplemental indenture, the Company would not be permitted to do so, or
(c)          change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or
(d)          change the ranking or priority of any Security that would adversely affect the Holders, or
(e)          impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or
(f)          reduce the percentage in principal amount of the Outstanding Securities of any one or more series (considered separately or together as one class, as applicable, and whether comprising the same or different series or less than all the Securities of a series), the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(g)          modify any of the provisions of this Section, Section 5.12 or Section 10.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 10.6, or the deletion of this proviso, in accordance with the requirements of Section 6.11 and Section 9.1(j).
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Securities or series of Securities, or which modifies the rights of the Holders of such Securities or series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of any other Securities or of any other series, as applicable. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A consent to any indenture supplemental hereto by or on behalf of any Holder of Securities given in connection with a purchase of, or tender or exchange offer for, such Holder’s Securities will not be rendered invalid by such purchase, tender or exchange.
Section 9.3 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in conclusively relying upon, an Opinion of Counsel and Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. Notwithstanding the foregoing, no Opinion of Counsel shall be required for the Trustee to execute any amendment or supplement adding a guarantee under this Indenture.
Section 9.4 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
Section 9.5 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.
Section 9.6 Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Article 10.          Covenants
Section 10.1 Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.
Section 10.2 Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 3.1, the Corporate Trust Office of the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor, provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the Applicable Procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.
Section 10.3 Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to 11:00 A.M., New York City time, on each due date of the principal of or any premium or interest on any Securities of that series, deposit (or, if the Company has deposited any trust funds with a trustee pursuant to Section 12.4(a), cause such trustee to deposit) with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent, and (b) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.
The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the direction and expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.
Section 10.4 Corporate Existence. Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.
Section 10.5 Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer’s Certificate stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
Section 10.6 Waiver of Certain Covenants. Except as otherwise provided pursuant to Section 3.1 for all or any Securities of any series, the Company may, with respect to all or any Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in Section 10.4 and Section 10.5 or in any covenant provided pursuant to Section 3.1(r) or Section 9.1(d) for the benefit of the Holders of such series if, before the time for such compliance, the Holders of a majority in principal amount (including waivers obtained in connection with a purchase of, or tender offer or exchange offer for, Securities) of all Outstanding Securities affected by such waiver (considered together as one class for this purpose and such affected Securities potentially being Securities of the same or different series and, with respect to any particular series, potentially comprising fewer than all the Securities of such series) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. A waiver of compliance given by or on behalf of any Holder of Securities in connection with a purchase of, or tender or exchange offer for, such Holder’s Securities will not be rendered invalid by such purchase, tender or exchange.
Article 11.          Redemption of Securities
Section 11.1 Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for such Securities) in accordance with this Article.
Section 11.2 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be established in or pursuant to a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, not less than 30 days nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of the Securities of the series to be redeemed, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition.
Section 11.3 Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 40 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 40 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.
If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as it may be) to be the portion selected for redemption.

Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.
The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.
The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
Section 11.4 Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date (or within such period as otherwise specified as contemplated by Section 3.1 for the relevant Securities), to each Holder of Securities to be redeemed, at his address appearing in the Security Register.
All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any) and shall state:
(a)          the Redemption Date,
(b)          the Redemption Price,
(c)          if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,
(d)          that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,
(e)          the place or places where each such Security is to be surrendered for payment of the Redemption Price,
(f)          for any Securities that by their terms may be converted, the terms of conversion, the date on which the right to convert the Security to be redeemed will terminate, and the place or places where such Securities may be surrendered for conversion,
(g)          that the redemption is for a sinking fund, if such is the case, and
(h)          if the redemption is conditioned upon the satisfaction of one or more conditions, a statement to such effect and identifying the conditions.
Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

Section 11.5 Deposit of Redemption Price. Prior to 11:00 A.M., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.
If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7 or in the terms of such Security) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.
Section 11.6 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, subject to the satisfaction of any conditions precedent provided in such notice, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.
If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.
Section 11.7 Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.
Article 12.          Defeasance and Covenant Defeasance
Section 12.1 Company’s Option to Effect Defeasance or Covenant Defeasance. Unless otherwise designated pursuant to Section 3.1(o), the Securities or any series of Securities shall be subject to defeasance or covenant defeasance pursuant to Section 12.2 or Section 12.3, in accordance with any applicable requirements provided pursuant to Section 3.1 and upon compliance with the conditions set forth below in this Article. The Company may elect, at its option, at any time, to have Section 12.2 or Section 12.3 applied to any Securities or any series of Securities so subject to defeasance or covenant defeasance. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities.
Section 12.2 Defeasance and Discharge. Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other respective obligations under such Securities and this Indenture with respect to such Securities (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 12.4(a) and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (b) the obligations of the Company with respect to such Securities under Section 3.4, Section 3.5, Section 3.6, Section 10.4 and Section 10.5, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (d) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 12.3 applied to such Securities.
Section 12.3 Covenant Defeasance. Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (a) the Company shall be released from its obligations under Section 10.4 and Section 10.5 and any covenants provided pursuant to Section 3.1(r) or Section 9.1(d) for the benefit of the Holders of such Securities, and (b) the occurrence of any event specified in Section 5.1(c) (or with respect to any such covenants provided pursuant to Section 3.1(r), Section 9.1(d) or Section 5.1(f)) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.
Section 12.4 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 12.2 or Section 12.3 to any Securities or any series of Securities, as the case may be:
(a)          The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) such other obligations or arrangements as may be specified as contemplated by Section 3.1 with respect to such Securities, or (iv) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, “U.S. Government Obligation” means (A) any security which is (1) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (2) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (1) or (2), is not callable or redeemable at the option of the issuer thereof, and (B) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (A) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.
(b)          In the event of an election to have Section 12.2 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.
(c)          In the event of an election to have Section 12.3 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.
(d)          The Company shall have delivered to the Trustee an Officer’s Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.
(e)          No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other securities (other than such an event or Event of Default solely with respect to such securities resulting from the borrowing of funds to be applied to such deposit) shall have occurred and be continuing at the time of such deposit.
(f)          Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.
(g)          The Company shall have delivered to the Trustee an Officer’s Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of such Securities over the other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company.
(h)          The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.
Section 12.5 Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 12.6, the Trustee and any such other qualifying trustee are referred to collectively as the “Trustee”) pursuant to Section 12.4 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent or any Subsidiary or Affiliate of the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money and U.S. Government Obligations so held in trust need not be segregated from other funds except to the extent required by law.
The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.
Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 12.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.
Section 12.6 Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the respective obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 12.2 or Section 12.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 12.5 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.
Article 13.          Security
Section 13.1 Security. If so provided pursuant to Section 3.1 with respect to the Securities of any series, the Securities of such series may be secured by such property, assets or other collateral as may be specified in or pursuant to Section 3.1. Any and all terms and provisions applicable to the security for the Securities of such series shall also be provided in or pursuant to Section 3.1, which may include, without limitation, provisions for the execution and delivery of such security agreements, pledge agreements, collateral agreements and other similar or related agreements as the Company may elect and which may provide for the Trustee to act as collateral agent or in a similar or other capacity. The Trustee shall comply with Sections 313(a)(5) and (6) and 313(b)(1) of the Trust Indenture Act, and the Company shall comply with Sections 314(b), 314(c) and 314(d) of the Trust Indenture Act, in each case, in respect of any secured Securities that may be outstanding hereunder from time to time.
* * * * *
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or electronic format (e.g., “.pdf” or “.tif”) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (e.g., “.pdf” or “.tif”) shall be deemed to be their original signatures for all purposes.

In Witness Whereof, the parties hereto have caused this Senior Indenture to be duly executed as of the day and year first above written.

Horizon Bancorp, Inc.

By: ______________________________
Printed: __________________________
Title: _____________________________

[Trustee], as Trustee

By: ______________________________
Printed: __________________________
Title: _____________________________